UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

January 28, 2025

60 DEGREES PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41719	45-2406880
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1025 Connecticut Avenue NW Suite 1000, Washington, D.C.	20036
(Address of registrant’s principal executive office)	(Zip code)

(202) 327-5422

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SXTP	The Nasdaq Stock Market LLC

Warrants, each warrant to purchase one share of Common Stock	SXTPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 28, 2025, 60 Degrees Pharmaceuticals, Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “Securities Purchase Agreement”) with certain institutional investors (the “Purchasers”) pursuant to which the Company sold, in a registered direct offering an aggregate of 1,021,549 shares (the “Shares”) of common stock, par value $0.0001 per share, of the Company (“Common Stock”) at a purchase price of $1.021 per share in a registered direct offering priced at-the-market under the rules of The Nasdaq Stock Market LLC.

The Shares were offered pursuant to a “shelf” registration statement on Form S-3 (Registration No. 333-280796), which was declared effective by the Securities and Exchange Commission (the “SEC”) on July 18, 2024 as supplemented by a prospectus supplement dated January 28, 2025, filed with the SEC on January 30, 2025, and accompanying base prospectus, pursuant to Rule 424(b)(5) promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

In a concurrent private placement, the Company also issued to the Purchasers unregistered warrants (the “Warrants”) to purchase up to an aggregate of 2,043,098 shares (the “Warrant Shares”) of Common Stock at an exercise price of $0.771 per share. The Warrants are exercisable upon issuance and expire twenty-four months from the date of issuance.

Pursuant to the Securities Purchase Agreement, the Company is required to file a registration statement with the SEC within 45 days after the date of the Securities Purchase Agreement to register the Warrant Shares under the Securities Act. The Company shall use commercially reasonable efforts to cause such registration statement to become effective within 75 days following the Closing Date and to keep such registration statement effective at all times until no Purchaser owns any Warrants or Warrant Shares issuable upon exercise thereof.

Any holder will not have the right to exercise any portion of the Warrants if the holder (together with its affiliates) would beneficially own more than 4.99% (or, upon the election of the holder, 9.99%) of the number of shares of the Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Warrants. However, any holder may increase or decrease such percentage, provided that any increase will not be effective until the 61st day after such election.

The exercise price of the Warrants is subject to customary adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Common Stock and also upon any distributions of assets, including cash, stock or other property to the stockholders of the Company.

The issuance of the Warrants and Warrant Shares pursuant to the Securities Purchase Agreement and issuance of the Placement Agent Warrants and the shares of Common Stock issuable thereunder to the Placement Agent were made pursuant to the exemption from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), available to the Company under Section 4(a)(2) promulgated thereunder and Rule 506 of Regulation D promulgated under the Securities Act due to the fact the offering of the Warrants and Warrant Shares, the Placement Agent Warrants and the shares of Common Stock issuable thereunder did not involve a public offering of securities.

The Securities Purchase Agreement contained customary representations and warranties. The offering closed on January 30, 2025.

Pursuant to an engagement letter agreement between and H.C. Wainwright & Co., LLC (the “Placement Agent”) dated August 30, 2024, as amended on September 3, 2024 and January 24, 2025 (the “Engagement Agreement”), the Placement Agent acted as the Company’s exclusive placement agent in connection with the offering.

Pursuant to the terms of the Engagement Agreement, the Company paid the Placement Agent a cash transaction fee equal to 7.5% of the aggregate gross cash proceeds in the offering and a management fee equal to 1.0% of the aggregate gross cash proceeds in the offering. In addition, the Company paid for certain non-accountable expenses in the amount of $15,000 and a clearing fee in the amount of $10,000. The Company also issued to the Placement Agent (or its designees) warrants (the “Placement Agent Warrants”) to purchase up to 76,616 shares of Common. The Placement Agent Warrants have an exercise price equal to $1.2763 per share and are exercisable upon issuance, or January 30, 2025, for twenty-four months from the date of issuance, or January 30, 2027.

The Company received net proceeds of approximately $804,346.40 from the offering, after deducting estimated offering expenses paid by the Company, including the Placement Agent fees. The Company intends to use the net proceeds from the offering for general corporate purposes, including working capital.

The Engagement Agreement, as amended, form of Securities Purchase Agreement, form of Warrant, and form of Placement Agent Warrant are filed as Exhibits 1.1, 1.2, 1.3, 10.1, 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The above descriptions of the terms of the Securities Purchase Agreement and Warrant are qualified in their entirety by reference to such exhibits.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosures set forth in Item 1.01 of this Current Report on Form 8-K (this “Report”) with respect to the Warrants, the Warrant Shares, the Placement Agent Warrants and the shares of Common Stock issuable thereunder are hereby incorporated by reference into this Item 3.02.

Item 8.01. Other Events.

On January 29, 2025, the Company issued a press release announcing the pricing of the offering. A copy of the press release announcing this matter is filed as Exhibit 99.1 to this Report and is incorporated by reference into this Item 8.01.

On January 30, 2025, the Company issued a press release announcing the closing of the offering. A copy of the press release announcing this matter is filed as Exhibit 99.2 to this Report and is incorporated by reference into this Item 8.01.

Item 9.01. Exhibits.

(d)	Exhibits

Exhibit No.	Description
1.1	Engagement Agreement
1.2	Amendment to Engagement Agreement
1.3	Extension to Engagement Agreement
4.1	Form of Warrant
4.2	Form of Placement Agent Warrant
5.1	Opinion of Sichenzia Ross Ference Carmel LLP
10.1	Form of Securities Purchase Agreement
23.1	Consent of Sichenzia Ross Ference Carmel LLP (contained in Exhibit 5.1)
99.1	Press Release, dated January 29, 2025
99.2	Press Release, dated January 30, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

60 DEGREES PHARMACEUTICALS, INC.

Date: January 30, 2025	By:	/s/ Geoffrey Dow
	Name:	Geoffrey Dow
	Title:	Chief Executive Officer and President

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